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                                                                   EXHIBIT 23(b)

                CONSENT OF JEFFER, MANGELS, BUTLER & MARMARO, LLP




                We consent to the reference to our firm and to the inclusion of our opinion as an exhibit to the Form S-8 Registration Statement of FutureLink Distribution Corp., as filed with the Securities and Exchange Commission on August 5, 1999.




                                          Signed:  Jeff Sultan
                                          --------------------------------------
                                          JEFFER, MANGELS, BUTLER & MARMARO, LLP